                                                                 EXHIBIT 10.3



                        FOURTH AMENDMENT

                               to

                        CREDIT AGREEMENT

                          by and among

                      WILLBROS GROUP, INC.,

         THE DESIGNATED SUBSIDIARIES FROM TIME TO TIME,

                               and

                       ABN AMRO BANK N.V.,
                            as Agent,

                CREDIT LYONNAIS NEW YORK BRANCH,
                          as Co-Agent,

                               and

               THE SEVERAL FINANCIAL INSTITUTIONS
                FROM TIME TO TIME PARTIES HERETO


                  Effective as of June 30, 2000

                       FOURTH AMENDMENT TO
                        CREDIT AGREEMENT
                        ----------------


     This FOURTH AMENDMENT TO CREDIT AGREEMENT (this "Fourth
                                                      ------
Amendment"), executed as of August 14, 2000, and effective as of
---------
June 30, 2000 (the "Amendment Effective Date"), is by and among
                    ------------------------
WILLBROS GROUP, INC., a Republic of Panama corporation ("WGI" or
                                                         ---
the "Company"); certain Designated Subsidiaries (WGI and such
     -------
Designated Subsidiaries collectively, the "Borrowers" and
                                           ---------
individually, a "Borrower"); the several financial institutions
                 --------
from time to time parties to the Credit Agreement defined below (individually, together with its successors and assigns, a "Bank"
                                                            ----
and, collectively, the "Banks"); CREDIT LYONNAIS NEW YORK BRANCH,
                        -----
individually as a Bank and as Co-Agent; and ABN AMRO BANK N.V., individually ("ABN AMRO") as a Bank and as agent for the Banks
               --------
(in such capacity, the "Agent").
                        -----

                        R E C I T A L S:
                        - - - - - - - -

     A. The Borrowers, the Agent and the Banks are parties to that certain Credit Agreement dated as of February 20, 1997, as amended by First Amendment to Credit Agreement dated as of April 2, 1998, by Second Amendment to Credit Agreement dated as of
October 1, 1998 and by Third Amendment to Credit Agreement effective as of June 30, 2000 (such Credit Agreement, together with any amendments, modifications or supplements thereto,
referred to herein as the "Credit Agreement"), pursuant to which
                           ----------------
the Lenders agreed to make certain loans to and extensions of credit on behalf of the Borrowers upon the terms and conditions as provided therein; and

     B.   The Borrowers have requested and the Agent, the Co-
Agent and the Banks have agreed to amend certain provisions of the Credit Agreement;

     NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                            ARTICLE I
                           DEFINITIONS
                           -----------

     1.1  Terms Defined in the Credit Agreement.  Each term
          -------------------------------------
defined in the Credit Agreement and used herein without definition shall have the meaning assigned to such term in the Credit Agreement, unless expressly provided to the contrary. Unless otherwise indicated, all section references in this Fourth Amendment refer to the Credit Agreement.

                           ARTICLE II
                 AMENDMENTS TO CREDIT AGREEMENT
                 ------------------------------

     2.1  Amendments to Section 1.1.
          -------------------------

          (a)  The definitions of "Agreement", "Applicable
                                   ---------    ----------
     Margin", "CDLC Fee Percentage", "Commitment Fee Percentage",
     ------    -------------------    -------------------------
     "Financial SBLC Fee Percentage",
      -----------------------------

     "Nonfinancial SBLC Fee Percentage" and "Pricing Schedule"
      --------------------------------       ----------------
     are hereby amended to read in their entirety as follows:

                    "Agreement" means this Credit Agreement, as
                     ---------
          amended by the First Amendment, the Second Amendment, the Third Amendment, and the Fourth Amendment and as further amended from time to time.

                    "Applicable Margin" means, on any day, the
                     -----------------
          per annum percentage, expressed in basis points, beside the label "Applicable Margin" in the appropriate table in the Pricing Schedule and, when applicable, determined by finding the Company's Interest Coverage Ratio on such date. The Applicable Margin shall be adjusted on the date required by Section 7.1 for the
                                           -----------
          delivery of each of the Company's financial statements.

                    "CDLC Fee Percentage" means, on any day, the
                     -------------------
          per annum percentage, expressed in basis points, beside the label "CDLC" in the appropriate table in the Pricing Schedule and, when applicable, determined by finding the Company's Interest Coverage Ratio on such date. The CDLC Fee Percentage shall be adjusted on the date required by Section 7.1 for the delivery of each
                           -----------
          of the Company's financial statements.

                    "Commitment Fee Percentage" means, on any
                     -------------------------
          day, the per annum percentage, expressed in basis points, beside the label "Commitment Fee" in the appropriate table in the Pricing Schedule and, when applicable, determined by finding the Company's Interest Coverage Ratio on such date. The Commitment Fee Percentage shall be adjusted on the date required by Section 7.1 for the delivery of each of the
             -----------
          Company's financial statements.

                    "Financial SBLC Fee Percentage" means, on any
                     -----------------------------
          day, the per annum percentage, expressed in basis points, beside the label "Financial SBLCs" in the appropriate table in the Pricing Schedule and, when applicable, determined by finding the Company's Interest Coverage Ratio on such date. The Financial SBLC Fee Percentage shall be adjusted on the date required by Section 7.1 for the delivery of each of the
                      -----------
          Company's financial statements.

                    "Nonfinancial SBLC Fee Percentage" means, on
                     --------------------------------
          any day, the per annum percentage, expressed in basis points, beside the label "Nonfinancial SBLCs" in the appropriate table in the Pricing Schedule and, when applicable, determined by finding the Company's Interest Coverage Ratio on such date. The Nonfinancial SBLC Fee Percentage shall be adjusted on the date required by Section 7.1 for the delivery of each of the
                      -----------
          Company's financial statements.

                    "Pricing Schedule" means the schedule of that
                     ----------------
          name attached as Exhibit A to the Fourth Amendment.
                           ---------

          (b)  The following definitions of "Interest Coverage
                                             -----------------
     Ratio" and "Fourth Amendment" are hereby added where
     -----       ----------------
     alphabetically appropriate:

                    "Interest Coverage Ratio" means the ratio of
                     -----------------------
          (a) EBIT for the immediately preceding four quarters to
          (b) Consolidated Net Interest Expense for the immediately preceding four quarters.

                    "Fourth Amendment" means the Fourth Amendment
                     ----------------
          to Credit Agreement effective as of June 30, 2000, by and among the Company, the Agent, the Co-Agent and the Banks.

     2.2  Amendment to Section 7.1(e).  Section 7.1(e) is hereby
          ---------------------------
amended to read in its entirety as follows:

          (e) (i) until such time that the Company has maintained for two consecutive quarters an Interest Coverage Ratio (measured as of the last day of each fiscal quarter for the four quarters then ended) of 2.5 to 1.0 or greater, as soon as possible after the end of each calendar month, but in any event not later than 45 days after the end of each calendar month, except for December and January which shall be not later than 60 days after the end of such months, financial statements similar to those referred to in paragraphs (c) and (d) of this Section 7.1 for such month,
     ----------------------         -----------
     in addition to the requirements set forth in such paragraphs, which financial statements shall set forth the financial information required by paragraph (c) or (d), as
                                       --------------------
     applicable, for such month and include current EBITDA calculations of WGI and consolidating income statements and balance sheets for such month of each of WGI showing WGI, WII, Rogers & Phillips, Inc. and WUSA, and WUSA showing WUSA, WESCO and WEI, and (ii) upon request by the Agent, reports as to the location of property that is collateral under any Security Document including information as to owner, net book value and location, certified by an appropriate Responsible Officer of the Company.

     2.3  Amendment to Section 8.3(g); Addition of
          ----------------------------------------
Section 8.3(h).  Section 8.3(g) is hereby amended, and a new
--------------
Section 8.3(h) is hereby added, together to read in their entirety as follows:

               (g) Permitted Acquisitions and Investments not to exceed $62,500,000 in the aggregate; provided that (i) at the time of any such proposed Permitted Acquisition and Investment there are no outstanding Loans or any Letter of Credit Obligations for any financial Standby Letters of Credit under the Credit Agreement, (ii) none of the proceeds of the Loans and no Letter of Credit shall be used for the purpose of any Permitted Acquisition and Investment, and
     (iii) the Company would be in compliance with the financial covenants set forth in this Agreement, after giving effect to such transaction for the period of the most recently ended four consecutive fiscal quarters preceding such transaction, assuming such transaction had occurred on the first day of such period; and

               (h) acquisitions that are Permitted Acquisitions and Investments with shares of the Company's stock as the sole consideration (except that Loan proceeds up to an aggregate of the lesser of $750,000 or 15% of the value of the total consideration may be used to reimburse transactional expenses payable by the Company in connection with each such acquisitions); provided
                                                         --------
     that after giving effect pro forma to any such acquisition, no Default or Event of Default would have occurred or exist; provided further, that such stock is not mandatorily
     --------
     redeemable by the holder thereof, is not subject to any repurchase requirements by the Company and does not have a scheduled maturity date prior to the day that is 180 days after the Commitment Termination Date.


     2.4  Amendment to Section 8.12.  Section 8.12 is hereby
          -------------------------
amended to read in its entirety as follows:

          8.12 Consolidated Net Worth.  The Company shall not
               ----------------------
     permit its Consolidated Net Worth to be less than the sum of
     (a) $65.0 million plus (b) 50% of the Company's cumulative net income for the calendar year to date (without deduction for loss) at the end of each fiscal quarter, starting with the fiscal quarter beginning July 1, 2000.

     2.5  Amendment to Section 8.14.  Section 8.14 is hereby
          -------------------------
amended to read in its entirety as follows:

          8.14 Minimum EBITDA; Interest Coverage Ratio.
               ---------------------------------------

               (a) The Company shall not permit EBITDA for the four quarters then most recently ended (i) on June 30, 2000, to be less than $11.4 million, (ii) on September 30, 2000, to be less than $12.7 million, (iii) on December 31, 2000, to be less than $11.3 million, (iv) on March 31, 2001, to be less than $15.3 million, (v) on June 30, 2001, to be less than $17.3 million, and (vi) on September 30, 2001, to be less than $24.8 million.

               (b) Beginning with the fiscal quarter ending on December 31, 2001, the Company shall not permit the Interest
     Coverage Ratio to be less than 2.50 to 1.00 at the end of any fiscal quarter.

     2.6  Amendment to Section 8.15.  Section 8.15 is hereby
          -------------------------
amended to read in its entirety as follows:

          8.15 Indebtedness.  The Company shall not at any time
               ------------
     (whether at the end of a fiscal quarter or otherwise) create, incur, assume or suffer to exist any Indebtedness if immediately after such creation, incurrence, sufferance and after giving effect to it:

               (a)  the ratio of the Company's Funded
     Indebtedness at such time to the Total Capitalization as of such date of the Company would exceed (i) .40 to 1.00 at any time prior to April 1, 2001, or (ii) 0.50 to 1.00 at all other times.

               (b)  the ratio of the Company's Funded
     Indebtedness at such time to EBITDA for the four fiscal quarters most recently ended at such time would exceed the following ratios for the periods indicated:


               Period                             Applicable Ratio
               ------                             ----------------


               through June 30,2000               3.50 to 1.00
               July 1, 2000 through
                March 31, 2001                    3.00 to 1.00
               on and after April 1, 2001         2.75 to 1.00


     2.7  Borrowing Base Addendum.  The "Borrowing Base Addendum"
          -----------------------
attached hereto is made a part hereof for all purposes, and upon the Amendment Effective Date, the Borrowing Base Addendum shall become a part of the Credit Agreement for all purposes.


                           ARTICLE III
                      CONDITIONS PRECEDENT
                      --------------------

     The effectiveness of this Fourth Amendment is subject to the receipt by the Agent of the following documents, payment of any fees due to the Agent pursuant to any agreement between the Company and the Agent, and the satisfaction of the other conditions provided in this Article III, each of which shall be reasonably satisfactory to the Agent in form and substance.

     3.1  Certain Documents.  The Agent shall have received
          -----------------
multiple original counterparts, as requested by the Agent, of each of the following:

          (a) this Fourth Amendment, executed and delivered by a duly authorized officer of the Company, the Designated Subsidiaries, the Agent, the Co-Agent and the Required Banks;

          (b) customary opinions of counsel of the Company in a form and substance acceptable to the Agent; and

          (c) an initial Borrowing Base Certificate, substantially in the form of Exhibit A-1 to the Borrowing Base Addendum.

     3.2  Representations and Warranties.  Subject to the
          ------------------------------
exceptions set forth in Section 3.2 of the Third Amendment, each of the representations and warranties made by the Borrowers in or pursuant to the Credit Documents, including the Credit Agreement, shall be true and correct in all material respects as of the Amendment Effective Date, as if made on and as of such date.

     3.3  No Default.  Subject to the exceptions set forth in
          ----------
Section 3.3 of the Third Amendment, no Default or Event of
Default shall have occurred and be continuing as of the Amendment
Effective Date.

     3.4  No Change.  Subject to the exceptions set forth in
          ---------
Section 3.4 of the Third Amendment, no event shall have occurred since March 31, 2000 which, in the reasonable opinion of the Banks, could have a Material Adverse Effect.

     3.5  Due Diligence.  The Agent shall have completed review
          -------------
and analysis, satisfactory to the Agent and with the assistance of officers and advisors of the Company, of the property to constitute collateral under the Security Documents referred to in
Section 3.1(b), including the owner, location and net book value of all such property.

     3.6  Amendment Fee.  Each of the Banks that is a party to
          -------------
this Fourth Amendment shall have received from or on behalf of the Company an amendment fee equal to the result of (a) such Bank's Commitment multiplied by (b) .1875% (.001875), which amendment fee shall be fully earned when paid and shall be non-refundable.

     3.7  Other Instruments or Documents.  The Agent or any Bank
          ------------------------------
or counsel to the Agent shall receive such other instruments or documents as they may reasonably request.

                           ARTICLE IV
                 REPRESENTATIONS AND WARRANTIES
                 ------------------------------

     Each Borrower hereby represents and warrants to the Banks that:

     4.1  Credit Documents.
          ----------------

          (a)  Subject to the exceptions set forth in
     Section 4.1(a) of the Third Amendment, as of the date of execution and delivery of this Fourth Amendment, all of the representations and warranties contained in each Credit Document to which such Borrower is a party are true and correct in all material respects as though made on and as of the Amendment Effective Date.

          (b) Except to the extent arising out of circumstances previously disclosed to the Agent and the Banks by the Company in writing (including in any letter agreement among the Company and the Banks), after giving effect to this Fourth Amendment and of the Letter of Understanding and to the transactions and contemplated hereby and thereby, no Defaults exist under the Credit Documents or will exist under the Credit Documents.

          (c) Musketeer hereby affirms that, as of the date of execution and delivery of this Fourth Amendment, all of the representations and warranties contained in the Parent Pledge Agreement to which it is a party are true and correct in all material respects as though made on and as of the Amendment Effective Date.

     4.2  Corporate Authorization; No Contravention.  The
          -----------------------------------------
execution, delivery and performance by each Borrower and each Designated Subsidiary and each Subsidiary of WGI executing any Credit Document or this Fourth Amendment and any other Credit Document (including such documents executed in connection with this Fourth Amendment) to which such Person is a party:

          (a) are within such Person's corporate power and authority and have been duly authorized by all necessary corporate action on the part of such Person, including any shareholder action that is required on the part of any shareholder of such Person;

          (b) do not and will not contravene the terms of that Person's certificate of incorporation, bylaws, other organizational document or any amendment of any thereof;

          (c) do not and will not conflict with, or result in any breach or contravention of, or the creation of any Lien under, any indenture, agreement, lease, instrument, Contractual Obligation, injunction, order, decree or undertaking to which such Person is a party; and

          (d)  do not and will not violate any Legal Requirement.

     4.3  Governmental Authorization.  No approval, consent,
          --------------------------
exemption , authorization, or other action by, or notice to, or filing with, any Governmental Authority or, to the knowledge of the Borrowers, any other Person, is necessary or required in connection with the execution, delivery or performance of this Fourth Amendment or its enforcement against any Borrower.

     4.4  Binding Effect.  This Fourth Amendment constitutes the
          --------------
legal, valid and binding obligation of each Borrower and Designated Subsidiary enforceable against such Person in accordance with its terms except as enforceability may be limited by applicable bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally or by equitable principles relating to enforceability.

     4.5  Borrowings and Letter of Credit Obligations.  As of the
          -------------------------------------------
date of execution and delivery of this Fourth Amendment, (a) the outstanding Borrowings are in an amount equal to $34,000,000 and
(b) the outstanding Letter of Credit Obligations are in an amount equal to approximately $15,364,626 using current exchange rates.

                            ARTICLE V
                          MISCELLANEOUS
                          -------------

     5.1  Confirmation.  The provisions of the Credit Agreement
          ------------
(as amended by this Fourth Amendment) shall remain in full force and effect in accordance with its terms following the effectiveness of this Fourth Amendment.

     5.2  Ratification and Affirmation of Borrowers.  Each of the
          -----------------------------------------
Borrowers hereby expressly (a) acknowledges the terms of this Fourth Amendment, (b) ratifies and affirms its obligations under its respective Credit Documents to which it is a party, (c) acknowledges, renews and extends its continued liability under its respective Credit Documents to which it is a party and (d) agrees that its respective Credit Documents to which it is a party remain in full force and effect with respect to the Obligations as amended hereby.

     5.3  Successors and Assigns.  This Fourth Amendment shall be
          ----------------------
binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted pursuant to the Credit Agreement.

     5.4  Counterparts.  This Fourth Amendment may be executed by
          ------------
one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

     5.5  Invalidity.  In the event that any one or more of the
          ----------
provisions contained in this Fourth Amendment shall for any reason be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Fourth Amendment.

     5.6  Governing Law.  This Fourth Amendment shall be deemed
          -------------
to be a contract made under and shall be governed by and construed in accordance with the internal laws of the State of New York.

     5.7  Entire Agreement.  This Fourth Amendment, the Credit
          ----------------
Agreement, as amended hereby, the Notes, and the other Credit Documents embody the entire agreement and understanding among the parties herein and supersede all prior or contemporaneous agreements and understandings of such Persons, verbal or written, relating to the subject matter hereof except for any fee letters and any prior arrangements made with respect to the payment by any Borrower of (or any indemnification for) any fees, costs or expenses payable to or incurred (or to be incurred) by or on behalf of the Agent or the Banks.

                    [signature pages follow]

     IN WITNESS WHEREOF, the parties hereto have caused this Fourth Amendment to be duly executed and delivered by their proper and duly authorized officers as of the Amendment Effective
Date.

                         BORROWERS:
                         ---------

                         WILLBROS GROUP, INC.

                         By: /s/ Melvin F. Spreitzer
                            -------------------------------------------------
                         Name:   Melvin F. Spreitzer
                              -----------------------------------------------
                         Title:  Executive Vice President
                               ----------------------------------------------


                         WILLBROS USA, INC.

                         By: /s/ Melvin F. Spreitzer
                            -------------------------------------------------
                         Name:   Melvin F. Spreitzer
                              -----------------------------------------------
                         Title:  Executive Vice President
                               ----------------------------------------------


                         WILLBROS INTERNATIONAL, INC.

                         By: /s/ Thomas B. Reilly
                            -------------------------------------------------
                         Name:   Thomas B. Reilly
                              -----------------------------------------------
                         Title:  Vice President
                               ----------------------------------------------


                         WILLBROS ENGINEERING & CONSTRUCTION
                         LIMITED

                         By: /s/ Thomas B. Reilly
                            -------------------------------------------------
                         Name:   Thomas B. Reilly
                              -----------------------------------------------
                         Title:  Vice President
                               ----------------------------------------------


                         WILLBROS WEST AFRICA, INC.

                         By: /s/ Thomas B. Reilly
                            -------------------------------------------------
                         Name:   Thomas B. Reilly
                              -----------------------------------------------
                         Title:  Vice President
                               ----------------------------------------------



                [Fourth Amendment Signature Page]

                         WILLBROS (NIGERIA) LIMITED

                         By: /s/ J. K. Tillery
                            -------------------------------------------------
                         Name:   J. K. Tillery
                              -----------------------------------------------
                         Title:  Managing Director
                               ----------------------------------------------


                         THE OMAN CONSTRUCTION COMPANY, LLC

                         By: /s/ Latif A. Razek
                            -------------------------------------------------
                         Name:   Latif A. Razek
                              -----------------------------------------------
                         Title:  General Manager
                               ----------------------------------------------


                         ROGERS & PHILLIPS, INC.

                         By: /s/ William R. Phillips
                            -------------------------------------------------
                         Name:   William R. Phillips
                              -----------------------------------------------
                         Title:  President
                               ----------------------------------------------


                         CONSTRUCTORA CAMSA, C.A.

                         By: /s/ G. Patrick Riga
                            -------------------------------------------------
                         Name:   G. Patrick Riga
                              -----------------------------------------------
                         Title:  General Manager
                               ----------------------------------------------


                         WILLBROS OPERATING SERVICES, INC.

                         By: /s/ Curtis E. Simkin
                            -------------------------------------------------
                         Name:   Curtis E. Simkin
                              -----------------------------------------------
                         Title:  President
                               ----------------------------------------------


                         WILLBROS ENERGY SERVICES COMPANY

                         By: /s/ David W. Nightingale
                            -------------------------------------------------
                         Name:   David W. Nightingale
                              -----------------------------------------------
                         Title:  Vice President
                               ----------------------------------------------



                [Fourth Amendment Signature Page]

                         WILLBROS MARINE ASSETS, INC.

                         By: /s/ Thomas B. Reilly
                            -------------------------------------------------
                         Name:   Thomas B. Reilly
                              -----------------------------------------------
                         Title:  Vice President
                               ----------------------------------------------


                         INTERNATIONAL PIPELINE EQUIPMENT, INC.

                         By: /s/ Thomas B. Reilly
                            -------------------------------------------------
                         Name:   Thomas B. Reilly
                              -----------------------------------------------
                         Title:  Vice President
                               ----------------------------------------------


                         WILLBROS MIDDLE EAST, INC.

                         By: /s/ Thomas B. Reilly
                            -------------------------------------------------
                         Name:   Thomas B. Reilly
                              -----------------------------------------------
                         Title:  Vice President
                               ----------------------------------------------


                         INVERSIONES CAMSA, C.A.

                         By: /s/ G. Patrick Riga
                            -------------------------------------------------
                         Name:   G. Patrick Riga
                              -----------------------------------------------
                         Title:  General Manager
                               ----------------------------------------------


                         WILLBROS ENGINEERS, INC.

                         By: /s/ James R. Beasley
                            -------------------------------------------------
                         Name:   James R. Beasley
                              -----------------------------------------------
                         Title:  President
                               ----------------------------------------------


                         "ESCA" EQUIPMENT SERVICE COMPANIA
                         ANONIMA

                         By: /s/ G. Patrick Riga
                            -------------------------------------------------
                         Name:   G. Patrick Riga
                              -----------------------------------------------
                         Title:  General Manager
                               ----------------------------------------------



                [Fourth Amendment Signature Page]

                         WILLBROS INTERNATIONAL PTY LIMITED

                         By: /s/ John K. Allcorn
                            -------------------------------------------------
                         Name:   John K. Allcorn
                              -----------------------------------------------
                         Title:  Managing Director
                               ----------------------------------------------


                         WILLBROS FAR EAST, INC.

                         By: /s/ Thomas B. Reilly
                            -------------------------------------------------
                         Name:   Thomas B. Reilly
                              -----------------------------------------------
                         Title:  Vice President
                               ----------------------------------------------


                         WILLBROS SURAMERICA, S.A.

                         By: /s/ Thomas B. Reilly
                            -------------------------------------------------
                         Name:   Thomas B. Reilly
                              -----------------------------------------------
                         Title:  Vice President
                               ----------------------------------------------


                         WILLBROS (OVERSEAS) LIMITED

                         By: /s/ Arthur J. West
                            -------------------------------------------------
                         Name:   Arthur J. West
                              -----------------------------------------------
                         Title:  Managing Director
                               ----------------------------------------------


                         MUSKETEER, with respect to its
                         representations and warranties set forth in Section 4.1 of this Fourth Amendment:

                         MUSKETEER OIL B.V.

                         By: /s/ illegible
                            -------------------------------------------------
                         Name:
                              -----------------------------------------------
                         Title:  Holland Intertrust Corporation B.V.
                                 Managing Director
                               ----------------------------------------------




                [Fourth Amendment Signature Page]

                         AGENT AND BANK:
                         --------------

                         ABN AMRO BANK N.V.

                         By: /s/ W. Bryan Chapman
                            -------------------------------------------------
                         Name:   W. Bryan Chapman
                              -----------------------------------------------
                         Title:  Group Vice President
                               ----------------------------------------------

                         By: /s/ Frank R. Russo, Jr.
                            -------------------------------------------------
                         Name:   Frank R. Russo, Jr.
                              -----------------------------------------------
                         Title:  Vice President
                               ----------------------------------------------


                         CO-AGENT AND BANK:
                         -----------------

                         CREDIT LYONNAIS NEW YORK BRANCH

                         By:
                            -------------------------------------------------
                         Name:
                              -----------------------------------------------
                         Title:
                               ----------------------------------------------


                         BANKS:
                         -----

                         BANK OF AMERICA, N.A. (formerly known as
                         Boatmen's National Bank of Oklahoma)

                         By: /s/ E. Edward Brucker, III
                            -------------------------------------------------
                         Name:   E. Edward Brucker, III
                              -----------------------------------------------
                         Title:  Vice President
                               ----------------------------------------------


                         THE BANK OF NOVA SCOTIA

                         By:
                            -------------------------------------------------
                         Name:
                              -----------------------------------------------
                         Title:
                               ----------------------------------------------


                         ARAB BANKING CORPORATION (B.S.C.)

                         By: /s/ Grant E. McDonald
                            -------------------------------------------------
                         Name:   Grant E. McDonald
                              -----------------------------------------------
                         Title:  Vice President
                               ----------------------------------------------



                [Fourth Amendment Signature Page]

                         AUSTRALIA AND NEW ZEALAND BANKING GROUP
                         LTD.

                         By: /s/ Roy Marsden
                            -------------------------------------------------
                         Name:   Roy Marsden
                              -----------------------------------------------
                         Title:  Executive Vice President - The Americas
                               ----------------------------------------------


                         BANK AUSTRIA AKTIENGESELLSCHAFT - GRAND
                         CAYMAN BRANCH

                         By: /s/ Sheila A. Maher    /s/ William W. Hunter
                            -------------------------------------------------
                         Name:   Sheila A. Maher        William W. Hunter
                              -----------------------------------------------
                         Title:  Vice President         Vice President
                               ----------------------------------------------


                         BANK OF OKLAHOMA, N.A.

                         By: /s/ Kevin A. Humphrey
                            -------------------------------------------------
                         Name:   Kevin A. Humphrey
                              -----------------------------------------------
                         Title:  Vice President
                               ----------------------------------------------


                         THE BANK OF TOKYO-MITSUBISHI LTD.-
                         HOUSTON AGENCY

                         By: /s/ John W. McGhee
                            -------------------------------------------------
                         Name:   John W. McGhee
                              -----------------------------------------------
                         Title:  Vice President
                               ----------------------------------------------



                [Fourth Amendment Signature Page]

      The following exhibit to the Fourth Amendment to Credit Agreement dated as of June 30, 2000, by and among Willbros Group, Inc., certain of its designated subsidiaries, ABN AMRO Bank N.V., Credit Lyonnais New York Branch and certain other banks which are parties to the Credit Agreement dated as of February 20, 1997 have been omitted, and the Registrant agrees to furnish supplementally a copy of such omitted exhibit to the Securities and Exchange Commission upon its request:

Exhibit A      Pricing Schedule

                     BORROWING BASE ADDENDUM

     This Borrowing Base Addendum (this "Addendum") is attached
                                         --------
to and made a part of the Fourth Amendment to Credit Agreement, dated as of August 14, 2000, and effective as of June 30, 2000, among Willbros Group, Inc. and the Borrowers named therein, ABN AMRO Bank N.V., Credit Lyonnais New York Branch, and the Banks named therein (the "Fourth Amendment"). The Fourth Amendment,
                    ----------------
upon due execution, shall cause the effectiveness of this Addendum as of the Amendment Effective Date (as defined in the Fourth Amendment), and this Addendum shall become a part of, for all purposes, the Credit Agreement (as defined in the Fourth Amendment), and references to the Credit Agreement shall include this Addendum. Capitalized terms used but not defined in this Addendum shall have the meanings given to such terms in the Credit Agreement.

     1.   Borrowing Base.
          --------------

          (a)  Generally.  The "Borrowing Base" at any time,
               ---------        --------------
     determined by reference to the most recent Borrowing Base Certificate in effect, shall be equal to the sum (without duplication) of the following: (i) 100% of Cash Equivalents; (ii) 70% of Net Trade Receivables; (iii) 50% of Revenue Accruals; (iv) 50% of Contract Cost and Recognized Income Not Yet Billed; and (v) 40% of Property, Plant and Equipment and Spare Parts; provided, that in all events, if
                                --------
     the items set forth in clauses (i) through (iv) shall comprise, in the aggregate, less than 50% of the Borrowing Base, the Borrowing Base shall be deemed to be an amount equal to the product of the aggregate amounts of the items set forth in clauses (i) through (iv) multiplied by two.

     (b)  Certain Defined Terms.
          ---------------------

          (i)  "Cash Equivalents" shall mean the sum (without
                ----------------
     duplication) of (A) 100% of (I) cash held in US Dollars and other currencies approved by the Agent, (II) investments in direct obligations of the United States of America or any agency thereof, (III) investments in certificates of deposit of maturities less than one year issued by, or time deposits with, commercial banks in the United States having capital and surplus in excess of $500,000,000, (IV) investments in commercial paper of maturities less than one year rated A1 or P1 by Standard & Poor's Corporation or Moody's Investors Service, Inc., respectively, or any equivalent rating from any other rating agency satisfactory to the Agent, (V) investments in securities purchased by the Company under repurchase obligations pursuant to which arrangements are made with selling financial institutions (being a financial institution with a rating of A1 or P1 by Standard & Poor's Corporation or Moody's Investors Service, Inc., respectively) for such financial institutions to repurchase such securities within 30 days from the date of purchase by the Company, and other similar short-term investments made in connection with the Company's cash management practices, and (VI) investments in institutional money market mutual funds that abide by the criteria set forth by rule 2a-7 of the Investment Company Act of 1940, as amended, and (B) 50% of the US Dollar equivalent (determined using prevailing exchange rates on the date of delivery of the then most recent Borrowing Base Certificate) of cash held in currencies other than in US Dollars or such currencies approved by the Agent; provided, that in all events, if the
                            --------
     value of the items set forth in clause (B) exceeds the product of the value of the items set forth in clause (A) multiplied by three, Cash Equivalents shall be deemed to be an amount equal to the product of the value of the items set forth in clause (A) multiplied by four.

          (ii) "Net Trade Receivables" shall mean the accounts
                ---------------------
     receivable of WGI and the WGI Ownership Percentage of the accounts receivable of the Operating Subsidiaries and the Material Joint Ventures, in each case, with respect to each of WGI, the Operating Subsidiaries and the Material Joint Ventures, that is in the ordinary course of its business and upon which its right to receive payment is absolute and not contingent upon the fulfillment of any condition whatsoever. Net Trade Receivables shall not include:

               (A) any account that is unpaid more than 60 days past the date of invoice, except for accounts of WII and its subsidiaries, in which case shall not include any account that is unpaid more than 120 days past the date of invoice;

               (B) any account that arises out of a contract or order that, specifically by its terms, forbids or makes void or unenforceable any assignment by the payee to the Agent for the benefit of the Lenders of the account receivable arising with respect thereto;

               (C)  any account arising from a "sale on
          approval," "sale or return," "bill and hold,"
          "consignment," or subject to any other repurchase or return agreement;

               (D) all accounts of any Customer (except for accounts payable by Shell Petroleum Development Company of Nigeria Limited and for accounts payable by Exxon Mobil Corporation entities in connection with the Chad-Cameroon project) if 20% or more of the aggregate dollar amount of all outstanding invoices to such Customer are unpaid more than 60 days (or 180 days in the case of WII and its subsidiaries); or

               (E) any account on which the Agent is not or does not continue to be, in the Agent's sole discretion (which shall not be unreasonable), satisfied with the credit standing of the Customer of the WGI Entity in relation to the amount of credit extended.

          (iii)     "Revenue Accruals" shall mean revenue
                     ----------------
     accruals of WGI and the WGI Ownership Percentage of revenue accruals of the Operating Subsidiaries and the Material Joint Ventures, in each case in the ordinary course of business and as reflected on the balance sheet of the respective WGI Entity, each such balance sheet shall be prepared in accordance with GAAP, consistently applied. Revenue Accruals shall not include any revenue accrual that arises out of a contract or order that, specifically by its terms, forbids or makes void or unenforceable any assignment by the payee to the Agent for the benefit of the Lenders of the account receivable arising with respect thereto.

          (iv) "Contract Cost and Recognized Income Not Yet
                -------------------------------------------
     Billed" shall mean the contract cost and recognized income
     ------
     not yet billed of WGI and the WGI Ownership Percentage of the contract cost and recognized income not yet billed of the Operating Subsidiaries and the Material Joint Ventures, in each case in the ordinary course of business and as reflected on the balance sheet of the respective WGI Entity, each such balance sheet shall be prepared in accordance with GAAP, consistently applied. Contract Cost and Recognized Income Not Yet Billed shall not include any contract cost and recognized income that arises out of a contract or order that, specifically by its terms, forbids or makes void or unenforceable any assignment by the payee to the Agent for the benefit of the Lenders of the account receivable arising with respect thereto.

          (v)  "Property, Plant and Equipment and Spare Parts"
                ---------------------------------------------
     shall mean the net book value of those items as reflected on the balance sheet of WGI and the WGI Ownership Percentage of the value of those items as reflected on the balance sheets of the Operating Subsidiaries and Material Joint Ventures, in all cases which balance sheets shall be prepared in accordance with GAAP, consistently applied.

          (vi) "Operating Subsidiary" shall mean, at any time,
                --------------------
     any direct or indirect Subsidiary of the Company which at the end of the preceding fiscal quarter had assets equal to 1% or more of the total consolidated assets of the Company

          (vii)     "Material Joint Venture" shall mean any
                     ----------------------
     Project Related Partnership and/or Joint Venture, other than a Operating Subsidiary, in which WGI or any of its Subsidiaries holds an equity interest or joint venture interest and that has assets equal to 1% or more of the total consolidated assets of the Company.

          (viii)    "WGI Ownership Percentage" shall mean, with
                     ------------------------
     respect to a Operating Subsidiary or Material Joint Venture, the percentage of the common stock, equity interest or joint venture interest in such Operating Subsidiary or Material Joint Venture owned or controlled directly or indirectly by WGI; provided, that with respect to entities deemed to be wholly-owned Subsidiaries of WII in the definition of "Subsidiaries" in the Credit Agreement, the WGI Ownership Percentage, if applicable, shall be 100%.

          (ix) "Customers" shall mean the account debtors
                ---------
     obligated on the Net Trade Receivables.

          (x)  "WGI Entity" shall mean each of WGI, the Operating
                ----------
     Subsidiaries and the Material Joint Ventures.

     2.   Limitations on Advances.  In addition to the limitations set
          -----------------------
forth in Sections 2.1(a) and 3.1(a) of the Credit Agreement, the aggregate of the principal amounts of all Loans outstanding and the Letter of Credit Obligations with respect to financial
Standby Letters of Credit shall not exceed the Borrowing Base at any time. The Agent and the Banks shall be under no obligation to make any Loans to the Company or issue Financial Standby
Letters of Credit in excess of the limitations stated above and in the Credit Agreement.

     3.   Reporting.  In addition to any reporting requirements
          ---------
set forth in the Credit Agreement, the Company will submit the following in form and substance satisfactory to the Agent:

          (a)  Borrowing Base Information.  Not later than 45
               --------------------------
     days after and as of the end of each month, except for December and January which shall be not later than 60 days after the end of such months, the following information relating to the calculation of the Borrowing Base:

               (i) a listing, including a reasonable description and value, of all Cash Equivalents;

               (ii) a listing of Net Trade Receivables in excess of US$10,000 each (values less than $10,000 may be grouped together), aged from the date of invoice, including the name of each debtor;

               (iii)     a listing of all Revenue Accruals, in
          each case including a reasonable description and value and the name of each debtor;

               (iv) a listing of all Contract Cost and Income Not
          Yet Billed, including a reasonable description and value and the name of each debtor; and

               (v)  a listing of all Property, Plant and
          Equipment and Spare Parts, including the owner, net book value and location of all such property.

          (b)  Borrowing Base Certificate.  Not later than 45
               --------------------------
     days after and as of the end of each month, except for December and January which shall be not later than 60 days after the end of such months, the Company shall supply the Agent, in form and detail satisfactory to the Agent, a "Borrowing Base Certificate" in the form of Exhibit A-1
      --------------------------
     attached hereto for all purposes, executed by a Responsible Officer and verifying that the Company is in compliance with the terms and conditions of the Credit Agreement (including, but not limited to, this Addendum). At the time of each request for a Borrowing or a financial Standby Letter of Credit, the Company shall supply the Agent a Borrowing Base Certificate updating the information required in lines 9 and 11.

          (c)  Right to Request Field Audit.  The Agent, at any
               ----------------------------
     time upon the request of the Required Banks, shall have the right to conduct, or to hire a third party to conduct on behalf of the Agent and the Banks, in each case at the Company's expense, a field audit or on-site inspection of the properties of the Company and the Operating Subsidiaries; provided that the Agent may not exercise such
                   --------
     right more than once during any calendar year.

     4.   Mandatory Payment.  In addition to the limitations set
          -----------------
forth in Section 2.8(a) of the Credit Agreement, if at any time the sum of the outstanding aggregate principal amount of the Loans and the Letter of Credit Obligations with respect to financial Standby Letters of Credit exceeds the then effective Borrowing Base, then the Company shall (a) on such date pay or prepay Loans in an aggregate amount equal to such excess together with any amount required to be paid in connection therewith pursuant to Section 4.13 (in accordance with the terms and provisions of the Credit Agreement, including but not limited to
Section 2.8 thereof), or (b) provide the Agent, for the benefit of the Banks, with additional collateral acceptable to the Agent to eliminate such Borrowing Base deficiency.

                           EXHIBIT A-1
                             to the
                     BORROWING BASE ADDENDUM

               FORM OF BORROWING BASE CERTIFICATE

Dated as of             , 200  .
            ------------     --

Status as of           , 200    (except with respect to lines 9
             ----------     --
and 11, for which the status shall be as of the date of delivery hereunder).

In accordance with the terms of the Borrowing Base Addendum made a part of the Credit Agreement dated as of February 20, 1997, as amended, by and among Willbros Group, Inc., the Designated Subsidiaries, ABN AMRO Bank N.V., Credit Lyonnais New York Branch and the Banks named therein (with all capitalized terms used herein having the same meanings as provided in such Credit Agreement), the Company hereby represents and warrants that the following calculations are true, accurate and complete and correctly set forth the components of the Borrowing Base and other related amounts as of the appropriate date set forth above:

1.   Cash Equivalents                               $
                                                     ------------------------

2.   Net Trade Receivables                          $
                                                     ------------------------

3.   Revenue Accruals                               $
                                                     ------------------------

4.   Contract Cost and Recognized Income
     Not Yet Billed                                $
                                                     ------------------------

5.   Property, Plant and Equipment and Spare Parts  $
                                                     ------------------------

6.   (a)  100% of line 1                            $
                                                     ------------------------
     (b)  70% of line 2                             $
                                                     ------------------------
     (c)  50% of line 3                             $
                                                     ------------------------
     (d)  50% of line 4                             $
                                                     ------------------------
     (e)  40% of line 5                             $
                                                     ------------------------

7.   The sum of lines 6(a) through 6(d)             $
                                                     ------------------------

8.   The lesser of (a) two times line 7 or
     (b) the sum of lines 6(e) and 7
     (the "Borrowing Base")                         $
           --------------                            ------------------------

9.   Outstanding balance on the Loans and
     Letter of Credit Obligations with respect
     to financial Standby Letters of Credit
     as of report date                              $
                                                     ------------------------

10.  Commitments                                    $
                                                     ------------------------

11.  Available for further advances
     ((a) lesser of line 8 or line 10,
     minus (b) line 9)                              $
     -----                                           ------------------------

THE COMPANY:

By:
   -----------------------------
Name:
     ---------------------------
Title:
      --------------------------